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                                                                EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation of our reports dated February 4, 1997, appearing on pages F-1 and S-1 of this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-76108, 33-90892 and 333-3020.









Atlanta, Georgia
March 26, 1997